UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2005



                            HARVEY ELECTRONICS, INC.
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             (Exact name of registrant as specified in its charter)


         NEW YORK                       1-4626                   13-1534671
----------------------------     ----------------------    --------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
 of incorporation)                                       Identification Number)



                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
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             (Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code:  (201) 842-0078



                                       N/A
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(Former name or former address, if changed since last report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On August 25, 2005, Jeffrey A. Wurst notified Harvey Electronics, Inc. (the "Company") that he will not be standing for re-election as a director of the Company when his term expires on October 29, 2005. Mr. Wurst had no disagreements with the Company on any matter relating to the Company's operations, policies or practices.

     The Board of Directors of the Company thanks Mr. Wurst for his dedicated service and valued contributions to the Company.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HARVEY ELECTRONICS, INC.


                                        By:/s/Joseph J.Calabrese
                                           -------------------------
                                           Joseph J. Calabrese, Executive
                                           Vice President, Chief Financial
                                           Officer, Treasurer and Secretary


Date: August 29, 2005